1
2009 Outlook – Adjustment Detail
($ in millions - pro forma unaudited)
Cost Synergies:
Q1 Q2 Q3 Q4 Year
Full Year Cost Synergies $3.0 $4.5 $5.5 $7.0 $20.0
Cost Synergies Based on 10/10 Close $0.0 $1.5 $4.5 $6.0 $12.0
Difference ($8.0)
Tax Effected Adjustment ($5.0)
Amortization:
Q1 Q2 Q3 Q4 Year
Misys Software Capitalization $2.0 $2.0 $2.0 $2.0 $8.0
Capitalized Software Amortization Benefit, net $3.0 $3.0 $3.0 $3.0 $12.0
Total $5.0 $5.0 $5.0 $5.0 $20.0
Capitalized Software and Amortization Benefit,
net Based on 10/10 Close $0.0 $3.0 $5.0 $5.0 $13.0
Difference ($7.0)
Tax Effected Adjustment ($4.0)
EXHIBIT 99.1